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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K A

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26,1998

                        PATRIOT BANK CORP.
     (Exact name of registrant as specified in its charter)

        Delaware                   0-26744           23-2820537
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

High and Hanover Streets, Pottstown Pennsylvania      19464
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 323-1500

                               N/A
 (Former name or former address, if changed since last report.)

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
Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 16.1 - Letter of Grant Thornton LLP re change
                         in accountants.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PATRIOT BANK CORP.

Dated:  March 23, 1998

                              By /s/ Richard A. Elko
                                   Richard A. Elko
                                   Executive Vice President and
                                   Chief Financial Officer

                          EXHIBIT INDEX

Exhibit Number

16.1      Letter of Grant Thornton LLP re change in accountants.

                                                  Exhibit 16.1








March 20, 1998




Securities and Exchange Commission
Washington, D.C.  20549

Re:  Patriot Bank Corp.
     File No. 0-26744

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Patriot Bank Corp. (the Company) (Commission File No. 0-26744) dated March 4, 1998, and agree with the statements in Item 4 therein, except as follows. Our report, dated January 21, 1998,, was issued on March 19, 1998, after the aforementioned date of the Form 8-K.

Very truly yours,

/s/ Grant Thornton LLP